[Front of Proxy Card]

Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on December 11, 2007.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	[ X ]	Vote by Internet • Log on to the Internet and go to www.investorvote.com • Follow the steps outlined on the secured website.
Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card
•	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	•

A	Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR the following Proposals.
1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold
01 - Joseph A. Avila	[ ]	[ ]	02 - Robert I. Frey	[ ]	[ ]	03 - William J. Ketelhut	[ ]	[ ]
04 - Florence I. Metz	[ ]	[ ]	05 - Mark D. Morelli	[ ]	[ ]	06 - Stephen Rabinowitz	[ ]	[ ]
07 - George A. Schreiber, Jr.	[ ]	[ ]

	For	Against	Abstain		For	Against	Abstain
2. Ratification of the appointment of Grant Thornton LLP as independent registered public accounting firm for the fiscal year ending June 30, 2008.	[ ]	[ ]	[ ]	3. Approval of the Annual Incentive Program.	[ ]	[ ]	[ ]
4. Approval of the Amended and Restated Articles of Incorporation	[ ]	[ ]	[ ]	5. Approval of amendment to the Company’s Amended and Restated Certificate of Incorporation authorizing 20,000,000 shares of Preferred Stock.	[ ]	[ ]	[ ]

B	Non-Voting Items
Change of Address – Please print your new address below.	Comments – Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting	[ ]

C	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign this Proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
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[Back of Proxy Card]

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. The matters you are asked to vote upon are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, December 11, 2007.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Energy Conversion Devices, Inc.

•	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	•

Proxy – ENERGY CONVERSION DEVICES, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints JAY B. KNOLL and GHAZALEH KOEFOD and each of them, with full power of substitution, and in place of each in case of substitution, his or her substitute, the attorneys for and on behalf of the undersigned to attend the Annual Meeting of Stockholders (the "Meeting") to be held at Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan on Tuesday, December 11, 2007 at 10:00 a.m. (EST) and any adjournments thereof, and to cast the number of votes the undersigned would be entitled to vote if then personally present. The undersigned instructs such proxies to vote as specified on this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES FOR THE BOARD OF DIRECTORS AND “FOR” PROPOSALS 2, 3, 4 and 5 AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

The Board of Directors of the Company recommends a vote FOR all nominees for the Board of Directors and FOR Proposals 2, 3, 4 and 5.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.